UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2025
Date of Report (date of earliest event reported)
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BUNGE GLOBAL SA
(Exact name of registrant as specified in its charter)
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Switzerland (State of Incorporation)

000-56607 (Commission File Number)	98-1743397 (IRS Employer Identification Number)

Route de Florissant 13, 1206 Geneva, Switzerland	N.A
(Address of principal executive offices and zip code)	(Zip Code)

1391 Timberlake Manor Parkway Chesterfield, MO	63017
(Address of corporate headquarters )	(Zip Code)

(314) 292-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Registered Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On October 15, 2025, Bunge Global SA (the “Company”) issued a press release announcing that it has changed its segment and volume reporting to align with the Company's value chain operating structure as well as recast its full-year 2025 and second half 2025 outlook to reflect the completion of the combination with Viterra Limited. The primary changes are the realignment of oilseeds operations into oilseeds processing and refining by commodity type resulting in three reportable segments: Soybean Processing and Refining, Softseed Processing and Refining, and Other Oilseeds Processing and Refining. As well as realignment of grain merchandising and milling operations into one reportable segment: Grain Merchandising and Milling. The segment reporting change reflects a corresponding change in how the Company’s Chief Executive Officer (its chief operating decision maker) reviews financial information in order to allocate resources and assess performance.
Further, the Company enhanced its volume reporting to align with the new segment reporting structure highlighted above to closely align volume reporting with the Company's primary income-generating activities.
In conjunction with this change, certain prior year amounts have been recast to conform to the new segment and volume reporting structure. These changes have no impact on previously-reported consolidated balance sheets, statements of income (loss), comprehensive income (loss), changes in equity and redeemable noncontrolling interests, or cash flows.
A copy of the press release is attached hereto as Exhibit 99.1. To illustrate the impact of the new segment and volume reporting structure, the recast of certain financial information for the four quarters and fiscal year ended 2024 and the first two quarters of 2025, together with that previously reported, accompanies the press release.
The information in this Item 7.01 and the Exhibit attached hereto are being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2025

BUNGE GLOBAL SA

By:	/s/John W. Neppl
Name:	John W. Neppl
Title:	Executive Vice President, Chief Financial Officer